Second Quarter 2026 Earnings

AUGUST 5, 2026

INSPIRED

WINNING ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. We cannot guarantee that the results anticipated by management, as set forth herein, will be realized or, even if realized, will have the expected effects on our results of operations or financial performance. Such results may be affected by various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; our ability to protect our business against cybersecurity threats; our ability to successfully grow by acquisition as well as organically; government regulation of our industries; fluctuations due to seasonality; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the U.S. Securities and Exchange Commission ("SEC"), which are available, free of charge, on the SEC's website at www.sec.gov. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

The information contained in this presentation is qualified in its entirety by the information contained in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. All information presented for quarterly periods is unaudited.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Low Margin Gaming Hardware Sales) is defined as revenue excluding hardware sales that are sold at low margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as Constant Currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for Constant Currency movement. Certain of the trademarks used herein are trademarks of third parties.

Simpler, growing, and deleveraging

Reported quarter-over-quarter for clean comparability post-divestiture

DIVESTED & RESTRUCTURED → **+14% ADJ EBITDA QoQ** → **PROJECTED NET LEVERAGE TO<2.5x** → **PREDICTABLE & NIMBLE**

THREE MONTHS ENDED JUNE 30, 2026

$61m Revenue	**$27m** Adjusted EBITDA[1]	**45%** Adjusted EBITDA margin[2]
6% Revenue QoQ Growth	**14%** Adjusted EBITDA QoQ Growth	**3.0x** Pro forma net leverage[3]

NET LEVERAGE[4]



3.3x
3.0x
<3.0x
<2.5x
Dec-25
Jun-26
Dec-26 (est.)
Dec-27 (est.)

(1) Reconciliation in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue. (3) Net leverage equals senior debt plus finance leases as of June 30, 2026 less cash divided by Q2 2026 LTM Adjusted EBITDA pro forma for the divestiture of the UK holiday parks business and certain other Leisure assets. Pro forma Adjusted EBITDA reflects management's internal estimate of the EBITDA attributable to the divested business. (4) Dec 2025 and June 2026 are shown pro forma for the divestiture of the UK holiday parks business and certain other Leisure assets. 2026 and 2027 estimates and are based off mid-points of targets.

2Q 2026 Key takeaways

Portfolio actions are driving a stronger, higher margin, better positioned Inspired

MARGIN EXPANSION

Adjusted EBITDA margin[2] **45%** **(+1,000bps YoY)**

Structural margin uplift from portfolio optimization

CASH & BALANCE SHEET

$23.3m debt reduction YTD

$5.2m share repurchase YTD

707,225 shares repurchased YTD

LTM PF Net leverage[3] of **3.0x**

OUTLOOK

Reaffirmed FY26 Adjusted EBITDA target range of **$112m-$118m**[4]

~20%+ FY26 Free cash flow conversion[5]

Resilient revenues. Higher margins. Better positioned for long-term, profitable growth.

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue. (3) Net leverage equals senior debt plus finance leases less cash divided by Q2 2026 LTM Adjusted EBITDA pro forma or the divestiture of the UK holiday parks business and certain other Leisure assets. Pro forma Adjusted EBITDA reflects management's internal estimate of the EBITDA attributable to the divested business. (4) 2026 targets are consistent with the assumptions discussed in the Company's conference call and presentation and assumes that GBP:USD exchange rates will remain broadly in line with current levels. (5) Free cash flow defined as cash flow from operating activities less cash flow from investing activities less repayments of finance leases. Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA.

UK gaming tax increase tempers strong Interactive performance

UK Interactive continues to gain market share despite UK tax increase

INTERACTIVE SEGMENT YoY PERFORMANCE

$ in millions

Global Interactive Revenue

+15%


$13.6
$15.7
2Q25
2Q26

Global Adjusted EBITDA[2]

+13%


$9.1
$10.3
2Q25
2Q26

UK GROWTH SINCE INCREASED REMOTE GAMING DUTY[1]

Inspired UK Gross Gaming Revenue (GGR)

+40%


2Q25
2Q26

(1) UK remote gaming duty increase from 21% to 40% beginning April 1, 2026. Inspired is paid a revenue share post-tax from its gaming operator customers.(2) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix.

Portfolio optimization driving higher margins and scalability

Strategic divestments and digital shift deliver higher-margin, more scalable earnings

ADJUSTED EBITDA MARGIN[1]


35%
38%
42%
41%
45%
2Q25
3Q25
4Q25
1Q26
2Q26

+1,000*bps*

YoY Margin Expansion

KEY DRIVERS

- ✓ Portfolio rationalization (divested low margin business)
- ✓ Structural cost reset
- ✓ Growth in higher margin Interactive segment
- ✓ Digital mix shift
- ✓ Operational leverage at scale

Higher margins. More scalability. Long term value creation.

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue.

Machine performance growing above market and gaining share

Strong performance across key markets

2Q 2026 RETAIL SOLUTIONS PERFORMANCE METRICS

William Hill betting shop Gross win/unit/day

+8%


2Q25
2Q26

Greece betting shop Gross win/unit/day

+12%


2Q25
2Q26

RETAIL SOLUTIONS MOMENTUM

6% — **UK per terminal uplift across entire estate**[1] year over year

OVER INDEX — **Illinois net terminal income** versus floor average[2]

92% — **Illinois terminals with game pack subscriptions**[3]

32% — **% of Greek estate that has yet to be upgraded**

(1) Retail Solutions estate includes licensed betting offices (LBOs), adult gaming centres (AGCs), Bingo halls, Motorway Service Areas (MSAs) and pubs. (2) Net terminal income performance for new Valiant™ cabinet measured against floor average. Illinois is a for sale market and we do not receive a revenue share. (3) Game Pack subscriptions include four scheduled content refreshes per year for the terminal.

UK Interactive continues to gain market share

Strong performance from games in key markets

INTERACTIVE PLAYS



2026
2025
2024
2023
January
February
March
April
May
June
July
August
September
October
November
December
2023
2024
2025
2026

INTERACTIVE WINS

- ✓ 28 different game titles released YTD
- ✓ Increasing market share in UK & US
- ✓ Launch on day one in newly regulated Alberta market with Interactive and Virtual Sports
- ✓ New collab Hybrid Dealer game launched, Wolf It Up Big Wheel™ and Wolf It Up Roulette 54™

WORLD CUP FEVER



WORLD SOCCER GRAND CHANCE
WOLF IT UP! AGAIN SOCCER
BIGGER PIGGY BANK SOCCER
KONG IT UP! LARGE SOCCER
SOCCER

(1) Interactive Plays represent total player interactions across all games, including free-play. Hybrid Dealer is not included.

New content studio ready to go

More games, bigger buzz, Bee Reel Games studio launching first game in 4Q

NEW GAMES STUDIO

- ✓ Addition of **one new game per month**
- ✓ **Market-specific** content to supplement existing studio
- ✓ First game launching in **4Q 2026**

BEE REEL GAMES

BEE REEL GAMES

Inspired's newest interactive games studio

Interactive has consistently delivered strong H2 seasonal growth

Holiday game launches have historically driven meaningful sequential growth

INTERACTIVE 4Q QoQ PERFORMANCE



+14%
+19%
+17%
+23%
REV
ADJ EBITDA[1]
REV
ADJ EBITDA
4Q 2024
4Q 2025



WEREWOLF IT UP!
WOLF IT UP! CHRISTMAS
JINGLE WINNER
HALLOWEEN GOLDEN WINNER
BIGGER PIGGY CHRISTMAS BANK
COPS & ROBBERS
BIGGER BIG MONEY CHRISTMAS

WHY WE EXPECT STRONG 4Q

- ✓ Holiday game releases drive seasonal demand
- ✓ Proven content momentum across operators
- ✓ Several bespoke/custom games in development
- ✓ New studio launching first game in 4Q
- ✓ Higher incremental margin as Interactive scales

+16% AVG REVENUE QoQ ▶ **+21% AVG ADJ EBITDA QoQ**

BASED ON 4Q24 & 4Q25 SEQUENTIAL GROWTH

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix.

Virtual Sports scaling with new products and customers

World Cup lift, BetMGM expansion and first Playtech SaaS launch

VIRTUAL SOCCER WITH BETBUILDER


AST 2-1 NEW
87'
SUPER 5.00
1 GOAL
2 SOT
1 CORNER
MEGA 20.00
1 WOODWORK
2 CORNERS
2 HEADED G
ULTRA 100.00
2 GOAL
2 SOT
3 CORNER

VIRTUAL SPORTS MOMENTUM

+3%	**2Q 2026 sequential Revenue growth** quarter over quarter
+6%	**Turnover increase from new Betbuilder** mechanic during World Cup[1] year over year
+50%	**BetMGM turnover (Ontario & NJ)** quarter over quarter
Virtualz	**Launched first customer through Playtech Virtual Sports SaaS agreement**

(1) Virtual Soccer with Betbuilder launched with key customers. Uplift references World Cup activity from select customers from June 12 – July 19. (2) BetMGM Virtual Sports performance in Ontario & New Jersey in 2Q versus 1Q.

Transformation progression on track

Compounding Adjusted EBITDA growth, margin expansion and deleveraging as the portfolio simplifies


ADJUSTED EBITDA
$ in millions
34%
34%
37%
45%
47%
$99
$100
$111
$115
$130
2023A
2024A
2025A
2026E³
2027E³
Adj EBITDA¹
Adj EBITDA margin²

2026 AND BEYOND[3]

- **Adjusted EBITDA up ~31%** by 2027E
- **Margin expansion 34% → 45%+**, led by higher-margin digital mix
- **Portfolio optimized:** divested capital-intensive holiday parks, restructured pubs
- **FCF conversion rising** to **25%+**; net leverage decreasing **3.3x → under 2.5x**

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue. (3) 2026E and 2027E metrics shown at target midpoints. Full 2026E and 2027E targets shown on slide 14.

20%+ Free cash flow conversion for the full year

Adjusted EBITDA growth in second half expected to convert to cash at a higher rate

FREE CASH FLOW TRACKING

($ in millions)	H1 2026 ACTUAL	H2 2026 PROJECTION[2]	FY 2026 PROJECTION[2]
Adjusted EBITDA	**$50.7**	**$64**	**$115**
Cash flow from Operating activities	29.5		
Less: cash flow from Investing activities	(18.7)		
Less: finance leases (principal)	(2.0)		
FREE CASH FLOW[1]	**$8.8**	**$14+**	**$23+**
FCF CONVERSION	**17.4%**	**22%+**	**20%+**

ANTICIPATED STRONG FINISH TO THE YEAR

- ✓ Adjusted EBITDA projected to accelerate in H2
- ✓ Cash conversion improves due to operating leverage and working capital timing
- ✓ Expect to deliver 20%+ FCF conversion for FY 2026

YTD CAPITAL DISTRIBUTIONS – DISCIPLINED FOCUS, DRIVING SHAREHOLDER VALUE

LONG-TERM DEBT REPAYMENT
$23.3 MILLION
Strengthening our balance sheet ☑

REPURCHASE OF COMMON STOCK
$5.2 MILLION
Returning capital to shareholders ☑

(1) Free cash flow defined as cash flow from operating activities less cash flow from investing activities (excluding net cash on sale of business) less repayments of finance leases. Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA. (2) H2 and FY 2026 projections reflect mid-points of management targets.

Clear path to 2027 targets

Compounding growth, expanding margins, strengthening balance sheet

	2025	2026 TARGETS[7]	2027 TARGETS[7]
Adj EBITDA[1]	$111m	$112m – $118m	$125m – $135m
Adj EBITDA margin[2]	37%	Up to 45%	45%+
Digital % of Adj EBITDA[3]	51%	55%+	60%+
Cash Capex[4]	$44m	$30m – $35m	$30m – $35m
Free cash flow conversion[5]	N/A	20%+	25% – 30%
Net leverage ratio[6]	3.3x	2.5x – 3.0x	2.0x – 2.5x

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Revenue. (3) Digital mix defined as segment level Adjusted EBITDA for Virtual Sports and Interactive including pro rated corporate allocation. Corporate allocation pro-rated by segment % of total revenue contribution. (4) Cash capital expenditures includes purchases of property and equipment, purchases of capital software and internally developed costs, and contract cost expenses and excludes customer funded purchases of property and equipment. (5) Free cash flow defined as cash flow from operating activities less cash flow from investing activities (excluding net cash on sale of business) less repayments of finance leases. Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA. (6) Net leverage equals senior debt plus finance leases less cash divided by Adjusted EBITDA. FY2025 net leverage ratio is pro forma for the divestiture of the UK holiday parks business and certain other leisure assets which reflects management's internal estimate of the EBITDA attributable to the divested business. (7) 2026 and 2027 targets are consistent with the assumptions discussed in the Company's conference call and presentation and assumes that GBP:USD exchange rates will remain broadly in line with current levels.

Appendix

2Q26 Adjusted EBITDA Commentary

2Q26 QoQ ADJUSTED EBITDA[1] PERFORMANCE
($ in millions)



Retail Solutions
$ 18.3
50.6%
$ 14.3
45.1%
Interactive
$10.3
65.6%
$11.8
70.6%
Virtual Sports
$6.7
75.3%
$6.1
69.7%
2Q26
1Q26
Adjusted EBITDA margin 2

ADJUSTED EBITDA BY SEGMENT

Retail Solutions +28% QoQ; -10% YoY (-11% cc)
- Market share gains in the UK and Greece, supported by upgraded terminals driving cash box growth ahead of the market
- 200+ William Hill shop closures improve estate win/unit; terminals being redeployed
- 125 terminals installed for AGLC (Alberta Gaming & Lottery Commission) in 2Q
- 2Q seasonally strongest quarter for divested holiday parks business impacted YoY comparisons
- Additional 2,000 terminals being delivered in Greece in H2 2026

Interactive -13% QoQ; +13% YoY (+12% cc)
- Decreased QoQ due to UK remote gaming duty increase from 21% to 40% on April 1
- Gained market share in UK & North America

Virtual Sports +11% QoQ; +2% YoY (flat cc)
- +11% QoQ increase driven by Virtual Soccer with BetBuilder rolling out with key customers ahead of World Cup
- Lower revenue YoY from key online customer offset by World Cup benefit

Corporate +4% QoQ; -6% YoY (-5% cc)
- Timing of professional fees

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Revenue.

Financials: Adjusted Income Statement

(In millions, except per share amounts)	For the Three-Month Period ended June 30, 2026	For the Three-Month Period ended June 30, 2025	For the Six-Month Period ended June 30, 2026	For the Six-Month Period ended June 30, 2025
Net income (loss)	$ 0.2	$ (7.8)	$ (0.3)	$ (7.9)
Items Relating to Legacy Activities:				
Pension charges	0.3	0.3	0.5	0.5
Items outside the normal course of business:				
Cost of group restructure	0.8	3.2	1.1	3.7
Cost of group restatement	—	(0.1)	—	4.0
Effect of exchange rates on cash	0.4	(2.4)	(0.2)	(3.4)
Mark to market movement on currency deals	—	0.1	—	0.2
Other finance income	(0.2)	(0.2)	(0.3)	(0.4)
Tax Impact	—	1.3	0.1	(0.3)
Adjusted Net income (loss)	**$ 1.5**	**$ (5.6)**	**$ 0.9**	**$ (3.6)**
Adjusted Net income (loss)	**£ 1.1**	**£ (4.2)**	**£ 0.7**	**£ (2.8)**
Exchange Rate - $ to £	*1.34*	*1.34*	*1.34*	*1.30*
Weighted average number of shares outstanding–diluted	**29,276,684**	**29,078,848**	**29,452,857**	**29,026,683**
Adjusted Net (Loss) Income per diluted share	**$ 0.05**	**$ (0.19)**	**$ 0.03**	**$ (0.12)**

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: Q2 2026 Adjusted EBITDA by Segment

	Retail Solutions	Virtual Sports	Interactive	Corporate	Total
Net income (loss)	$ 7.7	$ 3.9	$ 8.1	$ (19.5)	$ 0.2
Items Relating to Legacy Activities:					
Pension charges	—	—	—	0.3	0.3
Items outside the normal course of business:					
Costs of group restructure	0.8	—	—	—	0.8
Stock-based compensation expense	0.2	0.1	0.2	1.1	1.6
Depreciation and amortization	9.7	2.7	2.0	0.1	14.5
Interest expense, net	—	—	—	9.5	9.5
Other finance income	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	0.4	0.4
Adjusted EBITDA	**$ 18.4**	**$ 6.7**	**$ 10.3**	**$ (8.3)**	**$ 27.1**
Adjusted EBITDA	**£ 13.7**	**£ 5.0**	**£ 7.6**	**£ (6.2)**	**£ 20.1**
Exchange rate - $ to £					*1.34*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: Q2 2025 Adjusted EBITDA by Segment

	Retail Solutions	Virtual Sports	Interactive	Corporate	Total
Net income (loss)	$ 8.7	$ 4.6	$ 7.3	$ (28.4)	$ (7.8)
Items Relating to Legacy Activities:					
Pension charges	—	—	—	0.3	0.3
Items outside the normal course of business:					
Costs of group restructure	0.4	—	—	2.8	3.2
Costs of group restatement	—	—	—	(0.1)	(0.1)
Stock-based compensation expense	0.5	0.1	0.2	1.0	1.8
Depreciation and amortization	10.9	1.9	1.6	0.9	15.3
Interest expense, net	—	—	—	7.1	7.1
Other finance income	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	8.8	8.8
Adjusted EBITDA	**$ 20.5**	**$ 6.6**	**$ 9.1**	**$ (7.8)**	**$ 28.4**
Adjusted EBITDA	**£ 15.4**	**£ 5.0**	**£ 6.8**	**£ (5.9)**	**£ 21.3**
Exchange rate - $ to £					*1.34*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: Q1 2026 Adjusted EBITDA by Segment

	Retail Solutions	Virtual Sports	Interactive	Corporate	Total
Net income (loss)	$ 5.4	$ 3.8	$ 10.7	$ (20.4)	$ (0.5)
Items Relating to Legacy Activities:					
Pension charges	—	—	—	0.3	0.3
Items outside the normal course of business:					
Costs of group restructure	0.3	—	—	—	0.3
Stock-based compensation expense	0.2	0.2	0.1	0.9	1.4
Depreciation and amortization	8.4	2.1	1.0	1.0	12.5
Interest expense, net	—	—	—	10.5	10.5
Other finance income	—	—	—	(0.1)	(0.1)
Income tax	—	—	—	(0.7)	(0.7)
Adjusted EBITDA	**$ 14.3**	**$ 6.1**	**$ 11.8**	**$ (8.5)**	**$ 23.7**
Adjusted EBITDA	**£ 10.6**	**£ 4.5**	**£ 8.8**	**£ (6.3)**	**£ 17.6**
Exchange rate - $ to £					*1.35*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: Q1 2025 Adjusted EBITDA by Segment

	Retail Solutions	Virtual Sports	Interactive	Corporate	Total
Net income (loss)	$ 2.5	$ 4.9	$ 6.9	$ (14.4)	$ (0.1)
Items Relating to Legacy Activities:					
Pension charges	—	—	—	0.2	0.2
Items outside the normal course of business:					
Costs of group restructure	0.3	—	—	0.3	0.6
Costs of group restatement	—	—	—	4.0	4.0
Stock-based compensation expense	0.3	0.1	0.1	0.9	1.4
Depreciation and amortization	7.9	1.3	0.7	0.7	10.6
Interest expense, net	—	—	—	7.0	7.0
Other finance income	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	(5.1)	(5.1)
Adjusted EBITDA	**$ 11.0**	**$ 6.3**	**$ 7.7**	**$ (6.6)**	**$ 18.4**
Adjusted EBITDA	**£ 8.8**	**£ 5.0**	**£ 6.2**	**£ (5.4)**	**£ 14.6**
Exchange rate - $ to £					*1.26*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Q2 2026 Pro Rated Segment Adjusted EBITDA Contribution

	Retail Solutions	Virtual Sports	Interactive	Corporate Functions	Total
Total Revenue	$ 36.2	$ 8.9	$ 15.7	$ —	$ 60.8
Segment % of Total Revenue	*59.5%*	*14.6%*	*25.8%*		*100.0%*
Adjusted EBITDA	$ 18.4	$ 6.7	$ 10.3	$ (8.3)	$ 27.1
Corporate allocation[1]	(5.0)	(1.2)	(2.1)	8.3	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 13.4	$ 5.5	$ 8.2	$ —	$ 27.1
Segment Contribution to Adjusted EBITDA	*49.4%*	*20.3%*	*30.3%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total revenue contribution

Q2 2025 Pro Rated Segment Adjusted EBITDA Contribution

	Retail Solutions	Virtual Sports	Interactive	Corporate Functions	Total
Total Revenue	$ 57.5	$ 9.2	$ 13.6	$ —	$ 80.3
Segment % of Total Revenue	*71.6%*	*11.5%*	*16.9%*		*100.0%*
Adjusted EBITDA	$ 20.5	$ 6.6	$ 9.1	$ (7.8)	$ 28.4
Corporate allocation(1)	(5.6)	(0.9)	(1.3)	7.8	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	**$** 14.9	**$** 5.7	**$** 7.8	**$** —	**$** 28.4
Segment Contribution to Adjusted EBITDA	*52.4%*	*20.1%*	*27.5%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total revenue contribution